CARSUNLIMITED.COM


EXHIBIT 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the Quarterly Report of Carsunlimited.com, Inc. (the "Company") on Form 10-QSB of the period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof, I, Daniel Myers,
President, Chief Executive Officer and Chief Financial Officer, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) the quarterly report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and (2) the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 22, 2005


                                        /s/ Daniel Myers
                                        ---------------------
                                        President, Chief
                                        Executive Officer, Chief Financial
                                        Officer and Director


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


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